File Nos. 2-67052; 811-3032

                            SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant to
              Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

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     [    ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

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

                                    [B LOGO]

                                 BROWN ADVISORY

Michale D. Hankin
CHIEF EXECUTIVE OFFICER & PARTNER

Dear Shareholder:

We are writing to request that you approve a change in the advisory structure of the Brown Advisory International Fund (the "Fund"). Because the international markets are so diverse and so important to many of our clients, we have concluded that modifying our advisory structure from a single sub-advisor format to a multi-sub-advisor approach would accommodate a broader array of investment philosophies and thereby be beneficial to the Fund's shareholders. We believe that instituting a new structure as discussed in the attached Proxy Statement will add to the Fund's investment performance while dampening its volatility over the course of a typical market cycle. Accordingly, we ask that you read the enclosed proxy materials carefully and vote your proxy in favor of the proposed changes contained therein.

As you are aware, Philadelphia International Advisors ("PIA") currently serves as the Fund's sole sub-advisor and employs a value style of investing. The initial step in the process of implementing the proposed structure will be to add a new sub-advisor whose investment style would complement PIA's. The due diligence performed in seeking a second sub-advisor for the Fund began last fall, when we hired an independent, London-based investment consultant to assist us with conducting a wide-ranging search. After interviewing a number of firms, we selected Walter Scott & Partners Limited ("Walter Scott") to manage the growth portion of the Fund. Founded in 1983 and based in Edinburgh, Scotland, the firm has approximately $10.2 billion in assets under management. The firm is independently owned and has had strong prior performance.

Beginning approximately August 13, 2004, assuming that we obtain the approval of a majority of the Fund's outstanding shares, we will add Walter Scott as a sub-advisor  to the  Fund.  Going  forward,  Brown  Advisory,  with help from an independent consultant, will carefully monitor the performance of both sub-advisors and may adjust Fund assets allocated to each sub-advisor as market conditions change.

As part of these changes to the Fund's structure, there will be a slight increase in the fees associated with the Fund. Currently, Brown Advisory clients pay an account level fee based on the size of their relationship, normal operating expenses, plus any additional costs needed to pay the fees of outside investment advisors. The fee paid to PIA is currently 0.40% with respect to the Fund. The aforementioned changes in the advisory structure of the Fund will take that fee up slightly to 0.50%. You will also be paying an additional 0.05% to reimburse Brown Advisory for the fees it pays for the consulting services rendered to the Fund. We believe that these added expenses will be more than offset by the benefits of increased flexibility and performance, as well as the reduced risk, in the Fund.

In summary, we think that these changes are in the best interests of the Fund and its shareholders and that the Fund's proposed new structure would provide a uniquely attractive means for shareholders to participate in international equity investing. As always, we welcome your comments and questions.

Sincerely,

/s/ Michael D. Hankin



                   BROWN INVESTMENT ADVISORY & TRUST COMPANY
          901 South Bond Street - Suite 400 - Baltimore, MD 21231-3340
              PHONE 410 537 5401 - 800 645 3923 - FAX 410 537 8401
                             www.brownadvisory.com

                        BROWN ADVISORY INTERNATIONAL FUND

                               TWO PORTLAND SQUARE

                              PORTLAND, MAINE 04101


                                  July 20, 2004


Dear Valued Shareholder:


         Enclosed is a Notice of Special Meeting of Shareholders of Brown Advisory International Fund (the "Fund"), a series of Forum Funds (the "Trust") to be held at 2:00 p.m. on August 13, 2004 at the offices of the Trust, Two Portland Square, Portland, Maine 04101.

         As you are aware,  Brown  Investment  Advisory  Incorporated  ("Brown")
serves as the Fund's investment advisor and has retained Philadelphia International Advisors, LP ("PIA") to provide investment sub-advisory services to the Fund. Brown and the Trust's Board of Trustees (the "Board") desire to employ more than one subadvisor to manage the Fund's assets and propose that shareholders approve a policy to permit Brown, with the approval of the Board, to appoint and replace Fund subadvisors ("Subadvisors") and to enter into and approve amendments to Sub-Advisory Agreements without first obtaining shareholder approval ("Manager of Managers Structure"). The employment of the Manager of Managers Structure would be contingent upon the receipt by Brown and the Trust of exemptive relief from the Securities and Exchange Commission ("SEC") and/or the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure. Brown and the Board believe that the employment of the Manager of Managers Structure will (1) help the Fund to enhance performance by permitting Brown to allocate and reallocate the Fund's assets among multiple Subadvisors with different investment styles during varying market conditions, and (2) enable the Board to act more quickly and with less expense to the Fund in order to appoint new Subadvisors when Brown and the Board believe that such appointment would be in the best interests of Fund shareholders.

         In order to implement the Manager of Managers Structure, Brown and the Board propose that the current Investment Advisory Agreement between the Trust and Brown be amended to (1) authorize the employment of a Manager of Managers Structure with respect to the Fund upon the receipt by Brown and the Trust of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Managers of Managers Structure and (2) provide for reimbursements to Brown for the cost of certain consultant services retained by Brown to help Brown oversee the Manager of Managers Structure. The reimbursement to Brown of the costs of such consultant services could increase the Fund's annual advisory fee and the Fund's gross and net expenses by an amount that would not exceed 0.05% per year of the Fund's average daily net assets. Although the annual gross and net advisory fee to be paid to Brown under amended agreement, inclusive of the fee increase, are higher than the mean and median gross and net advisory fees of the Fund's Lipper Inc. peer group, the Fund's projected gross annual expenses are lower than that of the mean and median gross expenses of the Fund's Lipper Inc. peer group. In addition, while the Fund's projected net annual expenses are slightly higher than the mean and median net expenses of the Fund's Lipper Inc. peer group, the Fund's projected net expenses are significantly lower than the mean and median net expenses of international funds that operate pursuant to a Manager of Manager Structure.

         Since it could take a significant amount of time for the SEC to grant the exemptive relief necessary or to finalize a rule authorizing the implementation of a Manager of Managers Structure, Brown and the Board propose that shareholders approve an additional Sub-Advisory Agreement between Brown and Walter Scott & Partners Limited ("Walter Scott"). Brown and the Board believe that Walter Scott's growth oriented management style, coupled with PIA's value oriented style, should help to enhance performance by minimizing volatility and expanding the universe of stocks in which the Fund invests. Brown, not the Fund, will pay Walter Scott for investment sub-advisory services rendered to the Fund.

         In summary, Fund shareholders will be asked to approve the following proposals at the meeting:

     (1) A policy to permit Brown, with respect to the Fund, to implement a Manager of Managers Structure upon the receipt by Brown and the Trust of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure;


     (2) An amended Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brown authorizing (i) the employment of the Manager of Managers Structure upon the receipt by Brown and the Trust of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure and
          (ii) reimbursements to Brown for fees paid to an independent consultant of up to 0.05% per year of the Fund's average daily net assets. The independent consultant will assist Brown in the selection and monitoring of the Fund's Subadvisors and will make recommendations regarding the allocation of assets amongst Subadvisors; and


     (3) A Sub-Advisory Agreement between Brown and Walter Scott under which Brown will allocate to, and Walter Scott will manage, Fund assets consistent with the Fund's investment objective, policies and restrictions.

         The  Board  believes  that  the  above   Proposals  are  important  and
recommends that you read the enclosed materials carefully and then vote FOR each Proposal.



--------------------------------------------------------------------------------

   WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED
ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING
 BY TELEPHONE OR VIA THE INTERNET). NO POSTAGE NEED BEAFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS
                                      USE.


--------------------------------------------------------------------------------


         IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT CITIGROUP GLOBAL TRANSACTION SERVICES, THE TRUST'S TRANSFER AGENT, AT 1-800-540-8907.

                                                              Very truly yours,


                                                          /s/ David I. Goldstein


                                                              David I. Goldstein
                                                              President

                        BROWN ADVISORY INTERNATIONAL FUND

                               Two Portland Square

                              Portland, Maine 04101

                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                                  JULY 20, 2004


                           -------------------------


         The Board of Trustees of Forum Funds (the "Trust") has called a special meeting of the shareholders of Brown Advisory International Fund (the "Fund"), a series of the Trust, to be held at the offices of the Trust at Two Portland Square, Portland, Maine 04101 on August 13, 2004 at 2:00 p.m. (Eastern time), for the following purposes:

     (1) To approve a proposal to permit Brown Investment Advisory Incorporated ("Brown"), the Fund's investment advisor, with the approval of the Trust's Board of Trustees (the "Board") and upon receipt of exemptive relief from the Securities and Exchange Commission (the "SEC") or upon adoption of an applicable SEC rule, to appoint and replace Fund subadvisors ("Subadvisors") and to enter into and approve amendments to Sub-Advisory Agreements with respect to the Fund without shareholder approval ("Managers of Managers Structure");

     (2) To approve an amended Investment Advisory Agreement between the Trust and Brown to (i) authorize the employment of a Manager of Managers Structure upon the receipt by Brown and the Trust of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure and (ii) reimbursements to Brown for fees paid to an independent consult of up 0.05% per year of the Fund's average daily net assets. The independent consultant will assist Brown in the selection and monitoring of the Fund's Subadvisors and will make recommendations regarding the allocation of assets amongst Subadvisors; and


     (3) To approve a Sub-Advisory Agreement between Brown and Walter Scott & Partners Limited with respect to the Fund.


         The Board has fixed the close of business on July 6, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Please carefully read the accompanying Proxy Statement.


                                            By   Order of the Board of Trustees,


                                            /s/ Leslie K. Klenk


                                            Leslie K. Klenk
                                            Secretary


Portland, Maine
July 20, 2004


YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR VOTE BY CALLING, TOLL FREE, THE TELEPHONE NUMBER ON YOUR PROXY CARD.

TABLE OF CONTENTS                                                           PAGE

--------------------------------------------------------------------------------

INTRODUCTION                                                                   1

PROPOSALS                                                                      2

    Background.................................................................2


    Proposal One...............................................................4


    Proposal Two...............................................................7


    Proposal Three............................................................15

OTHER MATTERS                                                                 17

FINANCIAL INFORMATION                                                         18


EXHIBIT A - FORM OF SUB-ADVISORY AGREEMENT                                    A1

EXHIBIT B - FORM OF INVESTMENT ADVISORY AGREEMENT                             B1

PROXY

                                 PROXY STATEMENT

                        BROWN ADVISORY INTERNATIONAL FUND

                               TWO PORTLAND SQUARE

                              PORTLAND, MAINE 04101

                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS


                                  JULY 20, 2004


                               -------------------

                                  INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Forum Funds (the "Trust"), a Delaware statutory trust, on behalf of Brown Advisory International Fund (the "Fund"), a series of the Trust. The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Shares will be voted in person or by proxy at a special meeting of shareholders (the "Meeting") of the Fund to be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101 on August 13, 2004, at 2:00 p.m. (Eastern time), or at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Notice of Meeting, this Proxy Statement and the proxy card are first being mailed to shareholders on or about July 20, 2004.

         The Board has fixed the close of business on July 6, 2004 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. As of the Record Date there were 9,322,410.994 shares outstanding of the Fund. Each shareholder will be entitled to one vote for each whole Fund share held and a fractional vote for each fractional Fund share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and broker non-votes have the effect of votes "AGAINST" a proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled "ABSTAIN" would result in the shares covered by the proxy being treated as if they were voted "AGAINST" a proposal.

         IF A CHOICE IS NOT SPECIFIED ON A PROPERLY EXECUTED PROXY THAT IS RETURNED IN TIME TO BE VOTED AT THE MEETING, THE PROXY WILL BE VOTED "FOR" EACH PROPOSAL FOR WHICH THE PROXY WAS SUBMITTED.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote for a proposal as "FOR" such an adjournment;

provided, however, any proxies required to be voted against a proposal will be voted "AGAINST" such adjournment. A shareholder vote may be taken on a proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

         Approval of a proposal by the Fund requires the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

         You may vote on each proposal by utilizing one of the following options:


         BY MAIL:   Complete   the   proxy   card   enclosed   with  the   Proxy
                    Statement/Prospectus ("Proxy Card") and return it in the postage paid envelope provided.

         BY TELEPHONE: Call the Toll-Free number on your Proxy Card.
         BY INTERNET:  Use the  Internet  address on your Proxy  Card.  If your
                       Proxy Card does not specifically provide an Internet voting option, you may not vote via the Internet.

         IN PERSON: Attend the Special Meeting in person at 2:00 p.m.  (Eastern time) on August 13,  2004,  at  the  offices  of the  Trust,
                    Two Portland  Square,   4th  Floor  Conference  Room,
                    Portland, Maine 04101.


If you plan to vote by mail, you should complete the Proxy Card by:


     (1) Indicating whether you vote "FOR", "AGAINST", or "ABSTAIN" from voting on a proposal by checking the appropriate box on the Proxy Card;


     (2)  Signing and dating the Proxy Card; and

     (3)  Returning the Proxy Card in the enclosed postage-paid envelope.

         To change a vote after returning a Proxy Card, you may send a written notice of revocation (the "Revocation Letter") to Citigroup Global Transaction Services ("Citigroup"), the Trust's Transfer Agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting. The Revocation Letter must:

     (1)  Identify you;


     (2) State that as a Fund shareholder, you revoke your prior decisions as set forth in the previously returned Proxy Card; and

     (3) Indicate your approval, disapproval or abstention from voting with respect to each proposal.


         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, by regular employees of Citigroup or Brown Investment Advisory Incorporated ("Brown"), the Fund's investment advisor. The Fund, with some financial assistance from Brown, will bear all of the costs of the Meeting and the preparation, printing and mailing of this Proxy Statement and Proxy Cards.

                                   PROPOSALS

BACKGROUND:  WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THE PROPOSALS?

         Pursuant to the Investment Advisory Agreement between the Trust and Brown regarding the Fund ("Current Agreement"), Brown serves as the Fund's investment advisor and is responsible for, among other things, making decisions with respect to purchases and sales of securities on behalf of the Fund. Brown may, at its own expense, carry out any of its obligations under the Current Agreement, by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisors pursuant to the Investment Advisers Act of 1940, as amended ("Advisers Act") (each a "Subadvisor," collectively, the "Subadvisors"). Philadelphia International Advisors, LP ("PIA") currently serves as the Fund's only Subadvisor pursuant to a Sub-Advisory Agreement between Brown and PIA. Brown pays PIA a fee for providing investment advisory services to the Fund.


         At a meeting of the Fund's Board held on June 8, 2004, Brown proposed to employ more than one Subadvisor to manage the Fund's assets. At the meeting, Brown proposed the approval of a policy to permit Brown, with the approval of the Board, to appoint and replace Subadvisors for the Fund and to enter into, and approve amendments of, Sub-Advisory Agreements without first obtaining shareholder approval ("Manager of Managers Structure"). The Board, including a majority of members who are not "interested persons" as that term is defined under the 1940 Act (the "Independent Trustees"), approved the adoption of such a policy at the meeting. The employment of the Manager of Managers Structure, however, is contingent upon the Trust's and Brown's receipt of exemptive relief from the Securities and Exchange Commission ("SEC") and/or the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure. There is no assurance that exemptive relief will be granted or that a rule authorizing the employment of a Manager of Managers structure will be adopted.

         In order to implement the Manager of Managers Structure, Brown and the Board propose that the current Investment Advisory Agreement between the Trust and Brown be amended to (1) authorize the employment of a Manager of Managers Structure with respect to the Fund upon the receipt by Brown and the Trust of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Managers of Managers Structure and (2) provide for reimbursements to Brown for the cost of certain consultant services retained to help Brown oversee the Manager of Managers Structure (the "Proposed Agreement"). The Board approved the Proposed Agreement at its June 8, 2004 meeting. Brown and the Board believe that the employment of the Manager of Managers Structure will
(1) help the Fund to enhance performance by permitting Brown to allocate and reallocate the Fund's assets among multiple Subadvisors with different investment styles during varying market conditions and (2) enable the Board to act more quickly and with less expense to the Fund in order to appoint new Subadvisors when Brown and the Board believe that such appointment would be in the best interests of Fund shareholders.

         Since it could take a significant amount of time for the SEC to grant the exemptive relief necessary or to finalize a rule authorizing the implementation of a Manager of Managers Structure, Brown and the Board propose that shareholders approve one additional Subadvisor for the Fund. Prior to the Board meeting, Brown retained an independent consultant specializing in the evaluation of the performance of investment management firms focusing on the European, Asian, and Far East markets. After Brown analyzed the information provided by the consultant, Brown created a list of firms to interview as potential Subadvisors for the Fund. Based on its analysis of the consultant's data and information gathered during the interviews with the Subadvisor candidates, Brown proposed, and the Board, including a majority of the Independent Trustees, approved Walter Scott & Partners Limited ("Walter Scott") as an additional Subadvisor to the Fund at the June 8, 2004 Board meeting. Brown and the Board believe that Walter Scott's growth oriented management style, coupled with PIA's value oriented style, should help enhance performance by minimizing volatility and expanding the universe of stocks in which the Fund invests. Brown, not the Fund, will pay Walter Scott for investment sub-advisory services rendered to the Fund.

     Based on the above, the Board is hereby soliciting your approval of (1) a policy authorizing the employment of the Manager of Managers Structure with respect to the Fund (Proposal One); (2) the Proposed Agreement (Proposal Two); and (3) the Sub-Advisory Agreement between Brown and Walter Scott (Proposal Three).

PROPOSAL ONE: APPROVAL OF A POLICY AUTHORIZING THE EMPLOYMENT OF THE MANAGER OF MANAGERS STRUCTURE ON BEHALF OF THE FUND

HOW DOES THIS PROPOSAL EFFECT A SHAREHOLDER'S RIGHT TO VOTE ON SUB-ADVISORY AGREEMENTS PERTAINING TO THE FUND?

         Section 15 of the 1940 Act makes it unlawful for any person to act as an investment advisor to a mutual fund, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment advisor" includes any subadvisor to a mutual fund. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its "assignment," which, under the 1940 Act, generally includes the transfer of an advisory agreement or the transfer of control of the investment advisor through the transfer of a controlling block of the advisor's outstanding voting securities. To comply with Section 15 of the 1940 Act, the Fund currently must obtain shareholder approval of a Sub-Advisory Agreement in order to employ new Subadvisors, replace existing Subadvisors, change the terms of a Sub-Advisory Agreement, or continue the employment of an existing Subadvisor when that Subadvisor's contract terminates because of an assignment.


         If the proposal is approved, Brown would be permitted to appoint and replace Subadvisors for the Fund and to enter into, and approve amendments of Sub-Advisory Agreements, in the future, without first obtaining shareholder approval. The employment of this Manager of Managers Structure is contingent upon the receipt by the Trust and Brown of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of the Manager of Managers Structure. In all cases, the Board, including a majority of the Independent Trustees, must approve new or amended Sub-Advisory Agreements. Until receipt of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Manager of Managers Structure, Brown will only enter into new or amended Sub-Advisory Agreements with shareholder approval. Sub-Advisory Agreements with Subadvisors affiliated with Brown, if any, would remain subject to the shareholder approval requirement even if the proposal is approved.


         If the proposal is not approved by the Fund's shareholders, then Brown would only enter into new or amended Sub-Advisory Agreements with shareholder approval, causing delay and expense in making a change deemed beneficial by the Fund's Board.

WHAT ARE THE CONDITIONS OF THE ORDER AND THE RULE?


         On or about July 16, 2004, the Trust and Brown will file an exemptive application with the SEC requesting an order permitting Brown to employ a Manager of Managers Structure with respect to the mutual funds for which Brown serves as investment advisor, including the Fund ("Order"). On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act that, if adopted as proposed, would permit the Trust and Brown to employ a Manager of Managers Structure with respect to the Fund without obtaining an Order ("Rule"). To date, the Rule has not been adopted. Accordingly, you are being asked to approve the proposal contingent upon the receipt by the Trust and Brown of the Order or the adoption of the Rule, whichever is earlier. There is no assurance that exemptive relief will be granted or that a rule authorizing the employment of a Manager of Managers Structure will be adopted.

         The Order would grant the Fund relief from Section 15(a) of the 1940 Act and certain rules under the 1940 Act so that the Trust and Brown may employ the Manager of Managers Structure with respect to the Fund, subject to certain conditions, including the approval of this proposal by the Fund's shareholders. Neither the Fund nor Brown would rely on the Order unless all such conditions have been met. Upon finalization of the Rule, the Order will expire and it is expected that the Fund will comply with the Rule's requirements. The ultimate conditions that are included in the Rule are expected to be similar but could differ to some extent from those included in the Order. The conditions for relief set forth in the application for the Order are as follows:

     (1) Brown will provide, pursuant to the Proposed Agreement, general management services to the Fund, including overall supervisory responsibility of the general management and investment of the Fund's assets and, subject to review and approval of the Board, will (i) set the Fund's overall investment strategies, (ii) evaluate, select and recommend Subadvisors to manage all or a portion of the Fund's assets,
          (iii)  allocate and, when  appropriate,  reallocate  the Fund's assets among
          multiple Subadvisors, (iv) monitor and evaluate Subadvisor performance, and (v) implement procedures reasonably designed to ensure that Subadvisors comply with the Fund's investment objective, policies and restrictions;


     (2) Before the Fund may rely on the Order, the operation of the Fund pursuant to a Manager of Managers Structure will be approved by a majority of the Fund's outstanding voting securities as defined in the 1940 Act;

     (3) The prospectus for the Fund will disclose the existence, substance and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers Structure. The prospectus will prominently disclose that the Advisor has ultimate responsibility, subject to oversight by the Board, to oversee the Subadvisors and recommend their hiring, termination, and replacement;

     (4) Within 90 days of the hiring of any new Subadvisor or materially amending a Sub-Advisory Agreement, the Fund will furnish shareholders with an information statement containing all information about the new Subadvisor or the material changes to a Sub-Advisory Agreement including, as applicable, aggregate fees paid to the Advisor and affiliated Subadvisors and aggregate fees paid to non-affiliated Subadvisors. The information statement provided by the Fund will include all information required by Regulation 14C, Schedule 14C and
          Item 22 of Schedule 14A under the Securities Exchange Act of 1934 Act, as amended (except as modified by the Order to permit the aggregate fee disclosure previously described);

     (5) No trustee or officer of the Trust nor director or officer of Brown will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a Subadvisor except for (i) ownership of interests in Brown or any entity that controls, is controlled by, or is under common control, with Brown; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a Subadvisor or an entity that controls, is controlled by or is under common control with a Subadvisor;

     (6) At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees;

     (7) Whenever a Subadvisor change is proposed for the Fund with an Affiliated Subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or the Affiliated Subadvisor derives an inappropriate advantage;

     (8) As applicable, the Fund will disclose in its registration statement the aggregate fee disclosure referenced in condition four above;

     (9) At all times, independent counsel knowledgeable about the 1940 Act and the duties of Independent Trustees will be engaged to represent the Trust's Independent Trustees. The selection of such counsel will be placed within the discretion of the Independent Trustees;

     (10) Brown will provide the Board, no less frequently than quarterly, with information about Brown's profitability with respect to the Fund. This information will reflect the impact on profitability of the hiring or termination of any Subadvisor during the applicable quarter;

     (11) Whenever a Subadvisor is hired or  terminated,  Brown will provide the
          Board  with  information   showing  the  expected  impact  on  Brown's
          profitability;

     (12) Brown will not enter into a Sub-Advisory Agreement with any affiliated Subadvisor without such agreements, including the compensation to be paid thereunder, being approved by the shareholders of the Fund;

     (13) No new or modified Sub-Advisory Agreement would be permitted to directly or indirectly increase the management fees charged to the Fund or its shareholders; and

     (14) The Order will expire on the effective date of the Rule, if adopted.



WHAT ARE THE BENEFITS TO THE FUND?


         The Board believes that it is in the best interests of the Fund's shareholders to allow Brown the maximum flexibility to select, supervise and evaluate Subadvisors and to amend Sub-Advisory Agreements without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval results in administrative expenses to the Fund and may cause delays in executing changes that the Board and Brown have determined are necessary or desirable. These costs are generally borne entirely by the Fund. If shareholders approve the policy authorizing a Manager of Managers structure for the Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint an unaffiliated Subadvisor, when the Board and Brown believe that the appointment would be in the best interests of the Fund and its shareholders.


         Although shareholder approval of new Sub-Advisory Agreements and amendments to existing Sub-Advisory Agreements is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Trustees, would continue to oversee the Subadvisor selection process to help ensure that shareholders' interests are protected whenever Brown seeks to select a new Subadvisor or modifies a current Sub-Advisory Agreement. Specifically, the Board, including a majority of the Independent Trustees, would continue to evaluate and approve all new Sub-Advisory Agreements as well as any modification to existing Sub-Advisory Agreements. In reviewing new Sub-Advisory Agreements or modifications to existing Sub-Advisory Agreements, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services to be provided by Subadvisors, the investment performance of the assets managed by each Subadvisor as compared to accounts managed by other managers with similar investment objectives and policies, as well as the Subadvisor's compliance with federal securities laws and regulations.

WHAT DID THE BOARD CONSIDER IN REVIEWING THIS PROPOSAL?

         In determining that the Manager of Managers Structure was in the best interests of Fund shareholders, the Board, including a majority of the Independent Trustees, considered the factors below, and such other factors and information it deemed relevant, prior to approving and recommending the approval of the Fund's policy to operate pursuant to a Manager of Managers Structure:

     (1) A Manager of Managers Structure will enable Brown to employ Subadvisors with varying investment styles to help enhance performance by minimizing investment volatility and expanding the stocks in which the Fund invests;

     (2) A Manager of Managers Structure will enable Brown to promptly reallocate Fund assets among Subadvisors in response to varying market conditions;

     (3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to the Fund, in appointing new Subadvisors when the Board and Brown believe that such appointment would be in the best interests of Fund shareholders;

     (4)  The diversified  investment approach promoted by a Manager of Managers
          Structure  may,  in  the  short-term,   underperform   any  one  given
          investment style;

     (5) Brown's process for identifying and evaluating potential Subadvisors, including the due diligence on each prospective Subadvisor and Brown's retention of an independent consultant with expertise in evaluating European-based managers focusing on the European, Asian and Far East markets to help Brown with the selection and monitoring of Subadvisors;

     (6) Brown will be directly responsible for establishing procedures to monitor a Subadvisor's compliance with the Fund's investment objectives and policies while the independent consultant will assist Brown by analyzing the performance of the Subadvisors and by recommending allocations and reallocations of Fund assets amongst Subadvisors; and


     (7) Brown's belief that the employment of a Manager of Managers Structure on behalf of the Fund is a more cost efficient investment approach for shareholders than operating several different international mutual funds with different investment styles. According to Brown, a single fund with a larger shareholder base may have lower expenses than several small mutual funds since expenses will be allocated over a larger asset base.

HOW DOES THE BOARD RECOMMEND SHAREHOLDERS VOTE ON PROPOSAL ONE?

         The Board recommends that shareholders vote "For" Proposal One.

PROPOSAL TWO: APPROVAL OF AMENDED INVESTMENT ADVISORY AGREEMENT WITH BROWN

WHAT ARE THE KEY PROVISIONS OF THE AGREEMENTS?


         The provisions of each of the Proposed and Current Agreement are similar. The Current Agreement dated September 19, 2002 was last renewed by the Board on February 20, 2004 and was initially approved by the Fund's initial shareholder on January 24, 2003.

         Under each of the Current and Proposed Agreement, the Trust employs Brown, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of the Fund. Under each of the Current and Proposed Agreement, Brown receives from the Fund an annual fee of 1.00% of the Fund's average daily net assets for rendering investment advisory services to the Fund.

         Under each of the Current and Proposed Agreement, Brown furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. Under each of the Current and Proposed Agreement, Brown also is responsible for furnishing to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports concerning the performance and operation of the Fund. Under each of the Current and Proposed Agreement, Brown is also responsible for maintaining records relating to the advisory services rendered to the Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders. Each of the Current and Proposed Agreement also requires Brown to provide the Fund's custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund's assets.

         Each of the Current and Proposed Agreement provide that Brown shall not be liable to the Trust for any mistake of judgment or in any event whatsoever, except for lack of good faith, willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreements or by reason of Brown's reckless disregard of its obligations under the Agreements or as otherwise required by applicable law.

         Each of the Current and Proposed Agreement provide that neither the Trustees of the Trust nor the shareholders of the Fund shall be liable for any obligations of the Trust or of the Fund under the Agreements. Under each of the Current and Proposed Agreement, and in connection with asserting any rights or claims under the Agreements, Brown agrees to look only to the assets and property of the Fund and not to the Trustees of the Trust or the shareholders of the Fund.

         Under each of the Current and Proposed Agreement, Brown places orders for the purchase and sale of the Fund's investments directly with brokers and attempts to obtain quality execution at favorable prices. Each of the Current and Proposed Agreement permit Brown to allocate brokerage on behalf of the Fund to brokers and dealers who provide research services and may cause the Fund to pay these brokers and dealers a higher amount of commission than may be charged by other brokers and dealers who do not provide comparable research services. In effecting securities transactions on behalf of the Fund, each of the Current and Proposed Agreement require Brown to comply with all applicable laws, the Fund's objectives and investment policies, the policies set from time to time by the Board as well as the Trust's Trust Instrument and Bylaws. Each of the Current and Proposed Agreement permit Brown to perform investment advisory services for other entities other than the Trust and the Fund.

         At Brown's own expense, it may carry out any of its obligations under each of the Current and Proposed Agreement by employing, subject to Brown's supervision, one or more investment sub-advisors that are registered pursuant to the Advisers Act. Under each of the Current and Proposed Agreement, a Subadvisor's employment must be evidenced by a separate agreement approved by the Board and if required, by the Fund's shareholders.

         If the Proposed Agreement with respect to the Fund is approved by the Fund's shareholders, the Proposed Agreement, like the Current Agreement, would continue in effect thereafter for successive twelve-month periods, provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Independent Trustees. Each of the Proposed and Current Agreement is terminable, without penalty, by the Board or by a vote of a majority of the voting securities of the Fund on 60 days' written notice to Brown or by Brown on 60 days' written notice to the Trust. Each of the Proposed and Current Agreement also provides for automatic termination in the event of its assignment as that term is defined under the 1940 Act. The Agreements may only be amended or modified by a written agreement that is properly authorized and executed by the Trust and Brown, and if required by law, by vote of a majority of the outstanding voting securities of the Fund.


         Any description of the Proposed Agreement set forth herein is qualified in its entirety by the provisions of the Form of Investment Advisory Agreement attached hereto as EXHIBIT A.

WHAT ARE THE DIFFERENCES BETWEEN THE AGREEMENTS?

         The Agreements are substantially similar except with respect to the description of Brown's additional duties and responsibilities under the Manager of Managers Structure. Under the Proposed Agreement, Brown would be responsible for evaluating, selecting and recommending Subadvisors to manage all or a portion of the Fund's assets, allocating and/or reallocating the Fund's assets among one or more current or additional Subadvisors, and establishing procedures to monitor the Subadvisor's compliance with the Fund's investment objectives and policies, and monitoring and evaluating each Subadvisor's performance. Under the Proposed Agreement, Brown would also retain overall supervisory responsibility to the Trust for the general management and investment of the Fund's assets.


         In order to help it perform its oversight responsibilities under the Proposed Agreement, Brown currently intends to employ a consultant to perform ongoing due diligence on each current and prospective Subadvisors and to make recommendations regarding the allocation and reallocation of Fund assets among the Subadvisors ("Consultant Services"). Under the Proposed Agreement, Brown would be reimbursed by the Fund for fees paid by it to the consultant for Consultant Services rendered to Brown up to 0.05% of the Fund's annual average daily net assets ("Fee Increase"). Under the Proposed Agreement, no reimbursements would be permitted unless the Board has authorized the retention of an independent consultant. At the June 8, 2004 Board meeting, Brown identified an independent consultant that it desired to retain to perform Consultant Services and the Board approved Brown's retention of the independent consultant.


WILL THE ADVISORY FEE PAID TO BROWN OR THE FUND'S TOTAL EXPENSES CHANGE UNDER THE PROPOSED AGREEMENT?


         Under the Current Agreement, Brown receives an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets. Under the Proposed Agreement, Brown would receive an advisory fee at an annual rate of up to 1.05% due to the Fee Increase. Consequently, the Fund's gross and net annual operating expenses could increase as much as 0.05% on an annual basis as a result of the implementation of the Proposed Agreement.

         The following table compares the gross and net investment advisory fees that were payable to Brown during the fiscal period ended December 31, 2003 ("Fiscal Period") to the gross and net investment advisory fees that would have been payable to Brown had the Fee Increase been in effected for the entire Fiscal Period:


                            ACTUAL ADVISORY FEES PAYABLE     ADVISORY FEES PAYABLE DURING FISCAL
                                DURING FISCAL PERIOD            PERIOD ASSUMING FEE INCREASE               %

                                                                                                      DIFFERENCE

Gross Advisory Fee                    $850,701                            $893,236                       0.05%
Net Advisory Fee(1)                   $751,075                            $751,075                       0.00%

     (1) Brown contractually agreed to waive its fee and reimburse certain Fund expenses in order to limit the Fund's net annualized expenses to 1.25% of the Fund's average daily net assets through December 31, 2003 (the "Contractual Waiver"). Due to the Contractual Waiver, Brown waived a portion of its advisory fee and only received an annualized fee equal to 0.88% of the Fund's average daily net assets for the fiscal period ended December 31, 2003. Brown does not anticipate continuing to waive its fee or to a specific percentage.

     The following table compares the various fees and expenses that a shareholder incurred from an investment in the Fund as of the fiscal period ended December 31, 2003 ad the Pro Forma estimated fees and expenses of the Fund had the Fee been in effect during the same period.

                                                                FUND ACTUAL              FUND PRO FORMA
                                                                EXPENSES                 ESTIMATED EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

 Redemption Fee (as a percentage of amount redeemed)            1.00%(1)                   1.00%(1)
 Exchange fee (as a percentage of amount redeemed)              1.00%(1)                   1.00%(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

 Management Fees                                                1.00%                      1.05%
 Distribution (12b-1) Fees                                      None                       None
 Other Expenses                                                 0.37%(2)(3)                0.37%(4)

TOTAL ANNUAL FUND OPERATING EXPENSES                            1.37%(2)(3)                1.42%(4)

     (1) Prior to May 14, 2004, shares redeemed or exchanged with 180 days of purchase were subject to a fee of 1.00% of the current net asset value of shares redeemed or exchanged. As of May 14, 2004, shares redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to limited exceptions.

     (2) Based on annualized amounts incurred during the Fund's fiscal period ended December 31, 2003 stated as a percentage of average daily net assets.

     (3) Brown contractually agreed to waive its fee and reimburse fund expenses in order to limit the Fund's net expenses to 1.25% of the Fund's average daily net assets through December 31, 2003.

     (4) Based on estimated amounts had the Fee Increase been in effect during the fiscal period ended December 31, 2003. Due to an increase in fund assets, the Fund's projected total expenses are equal to 1.35% of the Fund's average daily net assets. Brown does not anticipate continuing to waive any of its fee or to reimburse Fund expenses to limit the Fund's expenses to a specific percentage.

HYPOTHETICAL EXAMPLE OF EFFECT ON FUND EXPENSES

The following is a hypothetical example intended to help you compare the cost of investing in the Fund before and after the Fee Increase. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual rate of return, that the Fund's total annual operating expenses remain the same as stated in the above table and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           ACTUAL              PRO FORMA
1 YEAR                       $139                 $145
3 YEARS                      $434                 $449
5 YEARS                      $750                 $776
10 YEARS                    $1646                $1702



WHAT GENERAL INFORMATION IS AVAILABLE ABOUT BROWN?

         Brown is a registered investment advisor under the Advisers Act. Brown is a wholly owned subsidiary of Brown Investment Advisory & Trust Company, a trust company operating under the laws of Maryland. Brown Investment Advisory & Trust Company is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Brown and it affiliates have provided investment advisory and management services to clients for over 8 years. Presently, Brown and its affiliates have approximately $7.89 billion in assets under management.

WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF BROWN?

         The following chart reflects the names and principal occupations of the directors and principal executive officers of Brown. The address of Brown is 901
S. Bond Street, Suite 400, Baltimore, Maryland 21231 and that address is the principal business address of each director and principal executive officer.



NAME                                               PRINCIPAL OCCUPATION

David Michael Churchill                            Treasurer and Director, Brown
Edward Klein Dunn, III                             Secretary and Director, Brown
Michael D. Hankin                                  President & Director, Brown

WHEN WILL THE PROPOSED INVESTMENT ADVISORY AGREEMENT TAKE EFFECT?

         If approved by shareholders, the Proposed Agreement will take effect upon shareholder approval and will remain in effect until June 8, 2005. Under the Proposed Agreement, Brown may not implement the Manager of Managers Structure authorized thereunder until the receipt of the Order by the Trust and Brown or the adoption of the Rule.

WHAT DID THE BOARD CONSIDER IN REVIEWING THIS PROPOSAL?

         At the February 20, 2004 meeting, the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to continue the Current Agreement for an additional twelve months. The Board considered the factors listed below, and such other factors and information it deemed relevant prior to approving and recommending the continuation of the Current Agreement:

     (1) The fact that Brown is the investment advisor to seven other Trust series;

     (2)  Information provided by Brown regarding Brown's executive officers;

     (3) A representation from Brown that the Fund's portfolio would be monitored weekly for compliance with the Fund's investment policies;

     (4) The fact that although Brown's contractual and net advisory fees received after waivers were higher than the mean and median contractual and net advisory fees for its Lipper Inc. peer group, the Fund's performance either exceeded or was reasonably consistent with its benchmark and/or that of its Lipper Inc. peer group;

     (5) The Fund had performed in the top quartile of its Lipper Inc. peer group for the one month ended December 31, 2003 and was ranked 45 out of 867 funds in its Lipper Inc. peer group in performance for the three months ended December 31, 2003;

     (6) A representation from Brown that Brown had not experienced any material code of ethics violations over the past twelve months; and

     (7) Brown's financial statements (a copy of which was provided to the Board) as well as information relating to the insurance maintained by Brown;

         At the June 8, 2004 meeting, the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to approve amendments to the Current Agreement to: (1) authorize the employment of a Manager of Managers Structure with respect to the Fund upon the receipt by Brown and the Trust of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Managers of Managers Structure and (2) provide for reimbursements to Brown for the cost of certain consultant services retained to help Brown oversee the Manager of Managers Structure. The Board considered the factors listed below, and such other factors and information it deemed relevant, prior to approving and recommending the approval of the Proposed Agreement to the Fund's shareholders:

     (1) Reasons set forth by Brown regarding the employment of the Manager of Managers Structure as set forth under Proposal One above;

     (2) Brown's retention of an independent consultant with expertise in the evaluation of European based managers to facilitate the initial selection of each Subadvisor and to evaluate the Subadvisor's performance on an ongoing basis to help ensure consistence with peer group's performance and investment process;

     (3) Brown will consider the independent consultant's recommendations to facilitate its own responsibilities under the Proposed Agreement including the performance of ongoing due diligence on each Subadvisor and the allocation and reallocation of the Fund's assets among current and new Subadvisors; and

     (4) Although the annual gross and net advisory fee to be paid to Brown under the Proposed Agreement, inclusive of the Fee Increase, are higher than the mean and median gross and net advisory fees of the Fund's Lipper Inc. peer group, the Fund's projected gross annual expenses are lower than that of the mean and median gross expenses of the Fund's Lipper Inc. peer group. In addition, while the Fund's projected net annual expenses are slightly higher than the mean and median net expenses of the Fund's Lipper Inc. peer group, the Fund's projected net expenses are significantly lower than the mean and median net expenses of international funds that operate pursuant to a Manager of Manager Structure.

The Board concluded that the Manager of Managers Structure is in the best interest of the Fund's shareholders as it offers the best means for the Fund to identify and retain the highest quality portfolio management services and, thereby seek to obtain consistently superior investment performance. Based on its evaluation of the above factors and with the assistance of independent counsel, the Board, including a majority of the Independent Trustees, approved the Proposed Agreement and authorized the submission of the Proposed Agreement to the Fund's shareholders for approval.

HOW DOES THE BOARD RECOMMEND SHAREHOLDERS TO VOTE ON
PROPOSAL TWO?

         The Board recommends that shareholder vote "For" approval of Proposal Two.

PROPOSAL  THREE:  APPROVAL OF  SUB-ADVISORY  AGREEMENT  BETWEEN BROWN AND WALTER
                  SCOTT

WHAT  ARE  THE  KEY   PROVISIONS  OF  THE   SUB-ADVISORY AGREEMENT?

         Under the proposed Sub-Advisory Agreement between Brown and Walter Scott, Walter Scott will manage, on a day-to-day basis, all or a portion of the Fund's assets consistent with the Fund's investment objective, policies and restrictions. Walter Scott will be responsible for, among other things, effecting all purchases and sales orders for that portion of the Fund's portfolio for which it is responsible, subject to the supervision of Brown and the oversight of the Board. Brown, and not the Fund, will be responsible for paying all fees assessed by Walter Scott for investment advisory services provided to the Fund. Pursuant to the Sub-Advisory Agreement between Brown and Walter Scott, Brown will pay Walter Scott an annual fee of 0.60% of the first $100 million and 0.50% of amounts over $100 million of the Fund's average daily net assets that Walter Scott manages.

         If the Sub-Advisory Agreement between Brown and Walter Scott is approved, the Sub-Advisory Agreement would continue automatically for successive years, provided that it is specifically approved at least annually by a vote of the Board, including a majority of the Independent Trustees. The Fund may terminate the Sub-Advisory Agreement, without penalty, by a vote of the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund, without penalty, on not more than 60 days' written notice to Brown and Walter Scott. Brown may, at any time, terminate the Sub-Advisory Agreement without penalty by not less than 60 days' written notice to Walter Scott. Walter Scott may terminate the Sub-Advisory Agreement without penalty by not less than 60 days' written notice to Brown. The Sub-Advisory Agreement automatically will terminate without penalty in the event of its assignment as that term is defined in the 1940 Act.

         The Sub-Advisory Agreement between Brown and Walter Scott provides that Walter Scott shall not be liable to Brown or the Trust for any mistake of judgment or in any event whatsoever, except for lack of good faith, willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement or by reason of Walter Scott's reckless disregard of its obligations under the Sub-Advisory Agreement or as otherwise required by applicable law.

     The Sub-Advisory Agreement between Walter Scott provides that neither the Trustees of the Trust nor the shareholders of the Fund shall be liable for any obligations of the Trust or of the Fund under the Sub-Advisory Agreement. Under the Sub-Advisory Agreement between Brown and Walter Scott, and in connection with asserting any rights or claims under the Sub-Advisory Agreement, Walter Scott agrees to look only to the assets and property of the Fund and not to the Trustees of the Trust or the shareholders of the Fund.

         Any description of the Sub-Advisory Agreement between Brown and Walter Scott set forth herein is qualified in its entirety by the provisions of the actual Form of Sub-Advisory Agreement attached hereto as EXHIBIT B.

WHEN WILL THE SUB-ADVISORY AGREEMENT TAKE EFFECT?

         If approved by shareholders, the Sub-Advisory Agreement between Brown and Walter Scott will take effect upon shareholder approval and will remain in effect for an initial one-year period.

         If Proposal One is not approved by the Fund's shareholders, the Sub-Advisory Agreement between Brown and Walter Scott will not take effect and the Board and Brown will consider appropriate alternative actions.

WILL THE  FUND'S  TOTAL  EXPENSES  CHANGE AS A RESULT OF THE SUB-ADVISORY
AGREEMENT?

         The Sub-Advisory Agreement between Brown and Walter Scott and the fees incurred thereunder will not affect the Fund's total expense ratio. Brown, not the Fund, would pay Walter Scott the investment advisory fee due under the Sub-Advisory Agreement between Brown and Walter Scott.

WHAT  GENERAL  INFORMATION  IS  AVAILABLE  ABOUT  WALTER SCOTT?

         Walter Scott is a corporation organized under the laws of Scotland and is an investment advisor registered under the Advisers Act. Walter Scott provides investment advisory services to high net worth individuals, institutions, charitable organizations, state and municipal governments, investment companies (including mutual funds), pension and profit sharing plans (other than plan participants), and other pooled investment vehicles. Presently, Walter Scott has approximately $10.2 billion in assets under management.

WHO ARE THE DIRECTORS AND PRINCIPAL  EXECUTIVE  OFFICERS OF WALTER SCOTT?

         The following chart reflects the names and principal occupations of the directors and principal executive officers of Walter Scott. The address of Walter Scott is One Charlotte Square, Edinburgh, Scotland/UK EH2 4DZ and that address is the principal business address of each director and principal executive officer.

NAME                                                      PRINCIPAL OCCUPATION
Walter Grant Scott                                        Chairman, Walter Scott
John Clark                                                Non-Executive Officer, Walter Scott.
Marilyn Ruth Harrison                                     Director, Walter Scott
Kenneth John Lyall                                        Director, Walter Scott
James Downie Smith                                        Director, Walter Scott
Pamela June Maxton                                        Director, Walter Scott
Alistair Lyon-Dean                                        Secretary & Compliance Officer, Walter Scott
Alan Mcfarlane                                            Managing Director, Walter Scott
Sharon Frances Bentely-Hamlyn                             Director, Walter Scott
Rodger Hume Nisbet                                        Director, Walter Scott

DOES WALTER SCOTT ACT AS ADVISOR FOR SIMILAR FUNDS?

         Walter Scott provides investment advisory services to other mutual funds with similar investment objectives and policies as the Fund. The table below identifies each such mutual fund, the size of the mutual fund as of June 17, 2004, and the rate of compensation for advisory services (as a % of average net assets) paid to Walter Scott by the mutual fund.


                MUTUAL FUND                            ASSETS                             ANNUAL FEE
AB Funds Trust: International Equity Fund          $194.6 million        0.75% of the  first  $50  million,  0.50% of
                                                                         the remainder
BBH International Fund                             $117.5 million        0.55% of the first  $250  million  in assets
                                                                         of the combined funds, 0.35% thereafter (1)

(1) The annual advisory is based on the combined assets of BBH International Fund and another investment vehicle.

WHAT DID THE BOARD CONSIDER IN REVIEWING THIS PROPOSAL?

         At the June 8, 2004 meeting, the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to approve the Sub-Advisory Agreement. The Board considered the factors listed below, and such other factors and information it deemed relevant, prior to approving and recommending the approval of the Sub-Advisory Agreement to the Fund's shareholders:

         (1) Walter Scott's growth oriented management style coupled with PIA's value oriented style should help to enhance performance by minimizing volatility and expanding the universe of stocks in which the Fund invests;

         (2)      Fees  to  be  paid  to   Walter  Scott  by   Brown  under  the
                  Sub-Advisory Agreement are within the range of fees paid to Walter Scott for sub-advisory services rendered to other U.S. mutual funds. Brown, not the Fund will pay Walter Scott for investment sub-advisory services rendered to the Fund;

         (3) Walter Scott's twenty-one years of experience in providing international oriented advisory services to institutional accounts and its $10.2 billion of assets under management;

         (4) Walter Scott's prior experience in providing sub-advisory services to two other U.S. based mutual funds and particularly its prior experience in providing sub-advisory services pursuant to a Manager of Managers Structure;

         (5) Walter Scott's management of Fund assets is team based and the Subadvisor does not assign specific portfolio managers to any one mutual fund. Many of Walter Scott's key personnel and portfolio managers have been with Walter Scott for at least 10 years be team based;

         (6) Walter Scott is a buy and hold growth oriented manager and conducts its own investment research in-house;

         (7) Walter Scott's positive balance sheet and the fact that it has been profitable since commencement of operations;

         (8) Walter Scott's maintenance of fidelity bond coverage and errors and omissions insurance policy that will protect the Fund against losses resulting from actions of Walter Scott contrary to the standard of care set forth in the Sub-Advisory Agreement;

         (9) Walter Scott's client composite has outperformed the Fund's benchmark since its inception with the exception of year one;

         (10)     Walter   Scott's  disclosure  that  it  has  had  no  material
                  compliance or regulatory problems within the past year; and

         (11) Brown, not the Fund, would pay Walter Scott's investment advisory fee.

HOW DOES THE BOARD RECOMMEND SHAREHOLDERS VOTE ON PROPOSAL THREE?

         The Board recommends that shareholder vote "For" approval of Proposal Three.

                                  OTHER MATTERS

         No other matters are expected to be presented at the Meeting other than the proposal. If any other matter properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

         It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, Leslie K. Klenk, in care of Citigroup, the Trust's administrator, Two Portland Square, Portland, Maine 04101.

         As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Fund. As of the Record Date, the following shareholders beneficially owned more than 5% of the outstanding shares of each Fund:



FUND SHARES                           NAME AND ADDRESS                                     SHARES          % OF FUND
Brown Investment Advisory and Trust   901 South Bond Street                            8,609,259.827          92.35%
Co. FBO Clients                       Suite #400 Baltimore, MD 21231



Shares owned by Brown and its affiliates are held on behalf of Brown's fiduciary clients invested in the Fund (each a "Brown Client"). Each Brown Client will receive a Proxy Statement and vote shares owned directly.

                              FINANCIAL INFORMATION

         The Trust will furnish, upon request and without charge, to each person to whom this Proxy Statement is delivered a copy of the Fund's latest annual report to shareholders for the fiscal year ended December 31, 2003. To request a copy, please call Citigroup, Two Portland Square, Portland, Maine 04101, at 800-540-6807.

                                              By Order of the Board of Trustees,

                                              /s/ Leslie K. Klenk

                                              Leslie K. Klenk

                                              Secretary

                                    EXHIBIT A

                                     FORM OF

                                   FORUM FUNDS

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of the ____ of August, 2004, by and between Forum Funds, a Delaware business trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), and Brown Investment Advisory Incorporated, a Maryland corporation, with its principal office and place of business at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 (the "Advisor").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series; and

         WHEREAS, the Trust desires that the Advisor perform investment advisory services for each series of the Trust listed in Appendix A hereto (each, a "Fund" and collectively, the "Funds"), and the Advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Advisor hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Trust hereby employs the Advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Advisor accepts this employment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Trust has delivered to the Advisor copies of: (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"); (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"); (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"); and (iv) all procedures adopted by the Trust with respect to the Funds (i.e., repurchase agreement procedures), and shall promptly furnish the Advisor with all amendments of or supplements to the foregoing. The Trust shall deliver to the Advisor: (x) a certified copy of the resolution of the Board of Trustees of the

Trust (the "Board") appointing the Advisor and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Funds; and (z) any other documents, materials or information that the Advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Advisor has delivered, or will deliver within 45 days, to the Trust a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Advisor shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

         SECTION 2.  DUTIES OF THE TRUST

         In order for the Advisor to perform the services required by this Agreement, the Trust: (i) shall cause all service providers to the Trust to furnish information to the Advisor and to assist the Advisor as may be required; and (ii) shall ensure that the Advisor has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

         SECTION 3.  DUTIES OF THE ADVISOR

         Subject to the delegation of any of the following duties to one or more persons as permitted by Section 9 of this Agreement, the Advisor, at its own expense, shall render the following services to the Trust:

     (a) The Advisor will make decisions with respect to all purchases and sales of securities and other investment assets on behalf of each Fund consistent with the Fund's investment objectives, policies and restrictions. To carry out such decisions, the Advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Funds, the Advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by each Fund.

         Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Advisor may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Advisor may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Advisor or its affiliates. Whenever the Advisor simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Advisor, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Advisor will report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Advisor, and on its own initiative, will furnish the Board from time to time with such information as the Advisor may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Advisor will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Advisor may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Advisor will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

     (c) The Advisor will from time to time employ or associate with such persons as the Advisor believes to be particularly fitted to assist in the execution of the Advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Advisor. No obligation may be incurred on the Trust's behalf in any such respect.

     (d) On an annual basis, the Advisor shall report on its compliance with its Code to the Board and upon the written request of the Trust, the Advisor shall permit the Trust, or its representatives to examine the reports required to be made to the Advisor under the Code. The Advisor will notify the Trust of any change of control of the Advisor and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Advisor, in each case prior to or promptly after such change.

     (e) The Advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Advisor pursuant to this Agreement required to be prepared and maintained by the Advisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust, which are in possession of the Advisor, shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Advisor's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Advisor to the Trust or its representatives.

     (f) The Advisor will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants' duties.

     (g) The Advisor will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Advisor is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Advisor for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

     (h) The Advisor shall authorize and permit any of its directors, officers and employees who may be duly elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

     (i) The  Advisor  shall  have no duties  or  obligations  pursuant  to this
Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         SECTION 4.  COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Trust shall pay the Advisor, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. Reimbursement shall be payable monthly in arrears on the first day of each calendar month for services performed under this Agreement during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Advisor such compensation as shall be payable prior to the effective date of termination.

     (b) The Advisor shall reimburse expenses of each Fund or waive its fees to the extent necessary to maintain a Fund's expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Advisor's reimbursement of a Fund's expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust's payment to the Advisor for such month.

     (c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

     (d) The Trust shall be responsible for and assumes the obligation for payment of all of its expenses, including: (i) the fee payable under this Agreement; (ii) the fees payable to each administrator under an agreement between the administrator and the Trust; (iii) expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes and brokerage fees and commissions; (v) premiums of insurance for the Trust, its trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust's independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds' transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) costs of preparing, filing and printing the Trust's Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust's trustees and officers; (xviii) the costs of personnel (who may be employees of the Advisor, an administrator or their respective affiliated persons) performing services for the Trust; (xix) costs of Board, Board committee, shareholder and other corporate meetings; (xx) SEC registration fees and related expenses; (xxi) state, territory or foreign securities laws registration fees and related expenses; and (xxii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar matters.

         SECTION 5.  STANDARD OF CARE

     (a) The Trust shall expect of the Advisor, and the Advisor will give the Trust the benefit of, the Advisor's best judgment and efforts in rendering its services to the Trust. The Advisor shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Advisor against any liability to the Trust or to the Trust's security holders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor's duties hereunder, or by reason of the Advisor's reckless disregard of its obligations and duties hereunder.

     (b) The Advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the

Advisor's employees), fire, mechanical breakdowns, flood or catastrophe, acts of
God,  insurrection,   war,  riots  or  failure  of  the  mails,  transportation, communication or power supply.

         SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to a Fund on the date above after approval by (1) a majority of the outstanding voting securities of that Fund and (2) a majority of the Board who are not interested parties of the Trust.

     (b) This Agreement shall remain in effect with respect to a Fund for a period of one year from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Advisor may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty: (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Advisor; or (ii) by the Advisor on 60 days' written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

         SECTION 7.  ACTIVITIES OF THE ADVISOR

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Advisor's right, or the right of any of the Advisor's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         SECTION 8.  REPRESENTATIONS OF ADVISOR

         The Advisor represents and warrants that: (i) it is either registered as an investment Advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Advisor from serving as an investment Advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         SECTION 9.  SUBADVISORS

     (a) At its own expense, the Advisor may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisors pursuant to the Advisers Act ("Subadvisors"). Despite the Advisor's ability to employ Subadvisors to perform the duties set forth in Section 3 of this Agreement, the Advisor shall retain overall supervisory responsibility for the general management and investment of each Fund's assets.

     (b) If authorized by exemptive order issued by the SEC to the Advisor and the Trust or by applicable law, and subject to the review and approval of the Board, the Advisor shall (i) evaluate, select, and recommend Subadvisors to manage all or a portion of each Fund's assets, (ii) enter into and amend Sub-Advisory Agreements with new or current Subadvisors; (iii) allocate and, when appropriate, reallocate each Fund's assets among multiple Subadvisors; (iv) terminate and replace any Subadvisor; (v) monitor and evaluate each Subadvisor's performance; (vi) implement procedures reasonably designed to ensure that Subadvisors comply with the each applicable Fund's investment objective, policies, and restrictions.

     (c) Each Subadvisor's employment will be evidenced by a separate written agreement approved by the Board and, if required by the 1940 Act, by the shareholders of each applicable Fund.

         SECTION 10.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

         SECTION 11.  RIGHTS TO NAME

         If the Advisor ceases to act as investment Advisor to the Trust or any Fund whose name includes the term "BrownIA" (the "Mark") or if the Advisor requests in writing, the Trust shall take prompt action to change the name of the Trust or any such Fund to a name that does not include the Mark. The Advisor may from time to time make available without charge to the Trust for the Trust's use any marks or symbols owned by the Advisor, including marks or symbols containing the Mark or any variation thereof, as the Advisor deems appropriate. Upon the Advisor's request in writing, the Trust shall cease to use any such mark or symbol at any time. The Trust acknowledges that any rights in or to the Mark and any such marks or symbols that may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Advisor. The Advisor may permit other parties, including other investment companies, to use the Mark in their names without the consent of the Trust. The Trust shall not use the Mark in conducting any business other than that of an investment company registered under the 1940 Act without the permission of the Advisor.

         SECTION 12.  MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

     (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

     (c) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of New York.

     (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

     (f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

     (k) No affiliated person, employee, agent, director, officer or manager of the Advisor shall be liable at law or in equity for the Advisor's obligations under this Agreement.

     (l) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                          FORUM FUNDS


                                          David I. Goldstein
                                            President

                                          BROWN INVESTMENT ADVISORY INCORPORATED


                                          David M. Churchill
                                            Chief Financial Officer

                                     FORM OF

                                   FORUM FUNDS

                          INVESTMENT ADVISORY AGREEMENT

                                   Appendix A

(A)      FEES


                                                                             FEE AS A % OF THE ANNUAL
FUNDS OF THE TRUST                                                      AVERAGE DAILY NET ASSETS OF THE FUND

Brown Advisory International Fund                                                      1.00%


(B)      OUT-OF-POCKET EXPENSES

The Fund will reimburse the Advisor for the amounts paid to an independent consultant to evaluate the performance of new and current Subadvisors up to an annual maximum of 0.05% of the Fund's average daily net assets, No reimbursements will be permitted unless the Board has authorized the retention of the independent consultant.

                                    EXHIBIT B

                                     FORM OF

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                     BROWN INVESTMENT ADVISORY INCORPORATED

                       AND WALTER SCOTT & PARTNERS LIMITED

         AGREEMENT made as of the ___ day of ________, 2004, by and between Brown Investment Advisory Incorporated, a Maryland corporation, with its principal office and place of business at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231, (the "Advisor") and Walter Scott & Partners Limited, a corporation with its principal office and place of business at One Charlotte Square, Edinburgh, Scotland/UK EH2 4DZ (the "Subadvisor").

         WHEREAS, Advisor has entered into an Investment Advisory Agreement dated the 27th day of January, 2003, ("Advisory Agreement") with Forum Funds, a Delaware business trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101, (the "Trust");

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

         WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Advisor acts as investment advisor for the series of the Trust listed on Schedule A hereto (the "Fund");

         WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

         WHEREAS, Advisor desires to retain the Subadvisor to perform investment advisory services for the Fund and Subadvisor is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Subadvisor hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

     (a) The Advisor hereby employs Subadvisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The

Subadvisor accepts this employment and agrees to render its services for the compensation set forth herein.

     (b) In connection therewith, the Advisor has delivered, or has arranged for the delivery, to the Subadvisor copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each plan of distribution or similar document adopted by the Trust under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Trust ("Service Plan"); and (v) all procedures adopted by the Trust with respect to the Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Subadvisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Subadvisor: (x) a certified copy of the resolution of the Board appointing the Subadvisor and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Subadvisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

     (c) The Subadvisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadvisor shall promptly furnish the Advisor and Trust with all amendments of or supplements to the foregoing at least annually.

         SECTION 2.  DUTIES OF THE ADVISOR

         In order for the Subadvisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Subadvisor and assist the Subadvisor as may be required and (ii) shall ensure that the Subadvisor has reasonable access to all records and documents maintained by the Trust, the Advisor or any service provider to the Trust and (iii) shall deliver to the Subadvisor all material it provides to the Board in accordance with the Advisory Agreement.

         SECTION 3.  DUTIES OF THE SUBADVISOR

     (a) Subject to the control and supervision of the Board and the Advisor, the Subadvisor, at its own expense, will make decisions with respect to purchases and sales of securities and other investment assets by the Fund with respect to all or a portion of the Fund's assets allocated to the Subadvisor by the Advisor for investment management purposes. The Subadvisor shall effect purchases and sales of securities and other investment assets in behalf of the Fund consistent with the Fund's investment objective, policies and restrictions. To carry out such decisions, the Subadvisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other investments for the Fund, the Subadvisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund. The Subadvisor is also responsible for monitoring significant events that could affect the value of securities held in that portion of the Fund's portfolio it manages and recommending fair value pricing for affected securities in a manner consistent with the Trust's Portfolio Securities Valuation Procedures.

         Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Subadvisor may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadvisor may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Subadvisor or its affiliates. Whenever the Subadvisor simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Subadvisor, the Subadvisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

     (b) The Subadvisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Subadvisor, and on its own initiative, will furnish the Board from time to time with such information as the Subadvisor may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund's holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise. The Subadvisor will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Subadvisor may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Fund, the Subadvisor will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

     (c) The Subadvisor will from time to time employ or associate with such persons as the Subadvisor believes to be particularly fitted to assist in the execution of the Subadvisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadvisor. No obligation may be incurred on the Trust's or Advisor's behalf in any such respect.

     (d) The Subadvisor will report to the Board all material matters related to the Subadvisor. On an annual basis, the Subadvisor shall report on its compliance with its Code to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the

Subadvisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made to the Subadvisor under the Code. The Subadvisor will notify the Advisor and the Trust of any change of control of the Subadvisor and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadvisor, in each case prior to or promptly after such change.

     (e) The Subadvisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadvisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadvisor pursuant to this Agreement required to be prepared and maintained by the Subadvisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust, which are in possession of the Subadvisor, shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadvisor's normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Subadvisor to the Advisor and the Trust, or their respective representatives.

     (f) The Subadvisor will cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

     (g) The Subadvisor will provide the Fund's custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund's assets under the Subadvisor's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadvisor is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from a parties who are not affiliated persons of the Subadvisor for each asset for which the Fund's fund accountant does not obtain prices in the ordinary course of business.

     (h) The Subadvisor shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

     (i) The Subadvisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         SECTION 4.  COMPENSATION; EXPENSES

     (a) In consideration of the foregoing, the Advisor shall pay the Subadvisor, with respect to the Fund, a fee at an annual rate as listed in Appendix B hereto. Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Subadvisor such compensation as shall be payable prior to the effective date of termination.

     (b) No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

         SECTION 5.  STANDARD OF CARE

     (a) The Advisor shall expect of the Subadvisor, and the Subadvisor will give the Advisor and the Fund the benefit of, the Subadvisor's judgment and best efforts in rendering its services hereunder. The Subadvisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadvisor against any liability to the Advisor or the Trust to which the Subadvisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor's duties hereunder, or by reason of the Subadvisor's reckless disregard of its obligations and duties hereunder.

     (b) The Subadvisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Subadvisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

     (c) The Subadvisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadvisor's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

         SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

     (b) This Agreement shall remain in effect with respect to the Fund for a period of one year from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Subadvisor may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor on 60 days' written notice to the Subadvisor or (ii) by the Subadvisor on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

         SECTION 7.  ACTIVITIES OF THE SUBADVISOR

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadvisor's right, or the right of any of the Subadvisor's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         SECTION 8.  REPRESENTATIONS OF SUBADVISOR.

         The Subadvisor represents and warrants to the Advisor that:

     (a) It is registered as an investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect);

     (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

     (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement and

     (d) It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Subadvisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         SECTION 9.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Subadvisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadvisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

         SECTION 10.  MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

     (b) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

     (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

     (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

     (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Subadvisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

     (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

     (i) No affiliated person, employee, agent, director, officer or manager of the Subadvisor shall be liable at law or in equity for the Subadvisor's obligations under this Agreement.

     (j) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

     (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     (l) Subadvisor warrants and represents and Advisor acknowledges that Subadvisor is authorized and regulated in the conduct of its investment business in the United Kingdom by the Financial Services Authority ("FSA") and that under the regulations of the FSA Subadvisor shall classify Advisor as an "Intermediate Customer."

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                          BROWN INVESTMENT ADVISORY INCORPORATED



                                          Name:
                                          Title:


                                          WALTER SCOTT & PARTNERS LIMITED



                                          Name:
                                          Title:

                              SUBADVISORY AGREEMENT

                                     BETWEEN

                     BROWN INVESTMENT ADVISORY INCORPORATED

                       AND WALTER SCOTT & PARTNERS LIMITED

                                   APPENDIX A

                              SERIES OF THE TRUST:

                        Brown Advisory International Fund

                              SUBADVISORY AGREEMENT

                                     BETWEEN

                     BROWN INVESTMENT ADVISORY INCORPORATED

                       AND WALTER SCOTT & PARTNERS LIMITED

                                   APPENDIX B


                                                                              FEE AS A % OF THE ANNUAL
FUNDS OF THE TRUST                                              AVERAGE DAILY NET ASSETS OF FUND UNDER MANAGEMENT BY
                                                                                     SUBADVISOR

Brown Advisory International Fund                                   0.60% of first $100 million, 0.50% of amount
                                                                                     thereafter



                        BROWN ADVISORY INTERNATIONAL FUND

                               TWO PORTLAND SQUARE

                              PORTLAND, MAINE 04101

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints Patrick J. Keniston, Leslie K. Klenk, and David Whitaker (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Brown Advisory International Fund (the "Fund"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of the Trust, Two Portland Square, Portland, Maine 04101, on August 13, 2004, at 2:00 p.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS SET FORTH BELOW. The Trust has proposed these proposals. The Board of Trustees recommends voting "FOR" the each proposal.

If you wish to VOTE BY PHONE, please call Citigroup Global Transaction Services at 1-800-540-6807 to record your vote with respect to each proposal. If you vote by phone, please do not return your proxy card.

                                  PROPOSAL ONE


                  To approve a proposal to permit Brown Investment Advisory Incorporated ("Brown"), with the approval of the Trust's Board of Trustees (the "Board") and upon receipt of exemptive relief from the Securities and Exchange Commission (the "SEC") and/or the adoption of an applicable SEC rule, to appoint and replace subadvisors and to enter into and approve amendments to
                  Sub-Advisory Agreements with respect to Brown Advisory International Fund (the "Fund") without further shareholder approval.

                     FOR _____        AGAINST _____                ABSTAIN _____

                                  PROPOSAL TWO

                  To approve an amended Investment Advisory Agreement between the Trust and Brown to authorize (1) the employment of a Manager of Managers Structure with respect to the Fund upon receipt by Brown and the Trust of exemptive relief from the SEC or upon the finalization of an SEC rule authorizing the implementation of a Manager of Managers Structure and (2) reimbursements to Brown for fees paid to an independent consultant of up to 0.05% of the Fund's annual average daily net assets.

                     FOR _____         AGAINST _____    ABSTAIN _____

                                 PROPOSAL THREE

                  To approve the Sub-Advisory Agreement between Brown and Walter Scott & Partners Limited with respect to the Fund.

                     FOR _____         AGAINST _____    ABSTAIN _____



(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on August 13, 2004. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.




         _________________________________________________________  ____________
         Authorized Signature                                           Date




         ________________________________________________________
         Printed Name (and Title if Applicable)



         ________________________________________________________   ____________
         Authorized Signature (Joint Investor or Second Signatory)      Date



         ________________________________________________________
         Printed Name (and Title if Applicable)



                                       2